EXHIBIT 2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Patrick Crowley, principal financial officer of ATI Technologies Inc. (the “issuer”), certify that:

1.	I have reviewed this annual report on Form 40-F/A of the issuer; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 30, 2005	By:	//Patrick Crowley//
Patrick Crowley
Senior Vice President, Finance and
Chief Financial Officer